                               EXHIBITS

EXHIBIT 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jewett Cameron (the "Company") on  Form 10-K for the period ended 8/31/2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald M. Boone, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of  2002, that to the  best of my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d)  of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                        /s/ Donald M. Boone

                                        -------------------------------

                                        Donld M. Boone

                                        President, CEO, CFO

Date: November 25, 2002